Exhibit 99.2

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net

FOR IMMEDIATE RELEASE


Contact:
David Whitehouse
203-614-5708


             Citizens Communications Declares First-Quarter Dividend

Stamford, Conn., February 21, 2008 - Citizens Communications Company (NYSE:CZN) announced today that its Board of Directors has declared a regular quarterly cash dividend payment of $0.25 per share of common stock, payable on March 31, 2008 to holders of record of common stock at the close of business on March 10, 2008.

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